UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

B. RILEY FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37503	27-0223495
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

11100 Santa Monica Blvd., Suite 800

Los Angeles, CA 90025

310-966-1444

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RILY	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 6.875% Series A Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYP	Nasdaq Global Market
Depositary Shares (each representing a 1/1000th interest in a 7.375% Series B Cumulative Perpetual Preferred Share, par value $0.0001 per share)	RILYL	Nasdaq Global Market
7.25% Senior Notes due 2027	RILYG	Nasdaq Global Market
7.375% Senior Notes due 2023	RILYH	Nasdaq Global Market
6.875% Senior Notes due 2023	RILYI	Nasdaq Global Market
6.75% Senior Notes due 2024	RILYO	Nasdaq Global Market
6.50% Senior Notes due 2026	RILYN	Nasdaq Global Market
6.375% Senior Notes due 2025	RILYM	Nasdaq Global Market
6.00% Senior Notes due 2028	RILYT	Nasdaq Global Market
5.50% Senior Notes due 2026	RILYK	Nasdaq Global Market

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) B. Riley Financial, Inc. 2021 Stock Incentive Plan

At the annual meeting of stockholders held on May 27, 2021 (the “Annual Meeting”), B. Riley Financial, Inc.’s (the “Company”) stockholders approved the B. Riley Financial, Inc. 2021 Stock Incentive Plan (the “2021 Plan”). As more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 20, 2021 (the “Proxy Statement”), upon the recommendation of the Company’s Compensation Committee, the Company’s Board of Directors approved the adoption of the 2021 Plan, subject to approval by the Company’s stockholders at the Annual Meeting.

Upon approval by the Company stockholders, the 2021 Plan became effective and replaced the B. Riley Financial, Inc. Amended and Restated 2009 Stock Incentive Plan (the “2009 Plan”). Subject to adjustments provided for in the 2021 Plan, the total number of equity-based awards that may be awarded under the 2021 Plan may not exceed 4,001,009 (representing 2,476,531 shares originally approved for grant under the 2009 Plan plus the 1,524,478 originally designated under the FBR & Co., 2006 Long Term Incentive Plan share pool and added as a result of the approval of the 2021 Plan). Unless terminated sooner, the 2021 Plan will remain in effect until May 27, 2031.

The foregoing description of the 2021 Plan is not complete and is qualified in its entirety by reference to the 2021 Plan, which is filed as Appendix A to the Proxy Statement and incorporated herein by reference. In addition, a description of the material terms of the 2021 Plan was included in the Proxy Statement.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description
10.01	B. Riley Financial, Inc. 2021 Stock Incentive Plan, incorporated by reference to Appendix A to the Company’s definitive proxy statement, dated April 20, 2021 filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 3, 2021	B. RILEY FINANCIAL, INC.

	By:	/s/ Phillip J. Ahn
		Name:	Phillip J. Ahn
		Title:	Chief Financial Officer and Chief Operating Officer

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